UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF
1934

Date of Report (Date of earliest event reported): May 4, 2017 (May 3, 2017)

TIER REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-37512	68-0509956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5950 Sherry Lane, Suite 700, Dallas, Texas
75225
(Address of principal executive offices)
(Zip Code)

(972) 483-2400
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

TIER REIT, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) on May 3, 2017. As of the record date, there were a total of 47,813,782 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The following is a brief description of each matter voted upon at the Annual Meeting and a statement of the number of votes cast for, against or withheld and the number of abstentions and broker non-votes with respect to each matter, as applicable.

Proposal One: To elect six individuals to serve on the board of directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualify.

Nominee	For	Withheld	Broker Non-Votes
Richard I. Gilchrist	22,337,267	3,075,172	11,455,670
Scott W. Fordham	24,787,795	624,644	11,455,670
R. Kent Griffin, Jr.	24,773,827	638,612	11,455,670
Thomas M. Herzog	24,792,289	620,150	11,455,670
Dennis J. Martin	22,541,043	2,871,396	11,455,670
Gregory J. Whyte	24,788,113	624,326	11,455,670

     Based on the votes set forth above, each of the foregoing individuals was duly elected to serve as a director until the next annual meeting of stockholders and until their respective successors are duly elected and qualify.

Proposal Two: To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
23,779,154	1,063,123	570,162	11,455,670

Based on the votes set forth above, the stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

Proposal Three: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year.

For	Against	Abstain	Broker Non-Votes
36,153,407	211,756	502,946	-0-

     Based on the votes set forth above, the stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIER REIT, INC.

Dated: May 4, 2017	By:	/s/ Telisa Webb Schelin
Telisa Webb Schelin
Chief Legal Officer, Executive Vice President
& Secretary